January 22, 1998

                        Tax-Free New Jersey Fund
                           Tax-Free Ohio Fund
                       Tax-Free Pennsylvania Fund
                         A Class/B Class/C Class

            Supplement to Prospectus dated September 2, 1997


     The following replaces information under Summary of Expenses for the Class A, B and C Shares of Tax-Free New Jersey Fund and
Tax-Free Ohio Fund:


Annual Operating Expenses
(as a percentage of                Class A   Class B   Class C
average daily net assets)          Shares    Shares    Shares

Management Fees
   (after voluntary
     waivers) . . . . . . . .      0.00%+    0.00%+    0.00%+

12b-1 Plan Expenses
   (including
     service fees). . . . . .      0.25%++   1.00%++   1.00%++

Other Operating Expenses . . .     0.25%+    0.25%+    0.25%+
                                   -------   -------   ------
   Total Operating Expenses
      (after voluntary
       waivers). . . . . . . .     0.50%+    1.25%+    1.25%+
                                   ====      ====      ====


+ Total Operating Expenses and Other Operating Expenses for Class A Shares, Class B Shares and Class C Shares are based on estimated amounts for the first full fiscal year of the Classes, after giving effect to the voluntary expense waiver. Beginning January 22, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by a Fund and to pay certain expenses of that Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of a Fund, excluding each such Class' 12b-1 fees, do not exceed 0.25% through July 31, 1998. From the commencement of operations through January 21, 1998, commitments of waiver and payment by the Manager that were different from that currently in effect for each Fund were in place. The expense information previously appearing in the Summary of Expenses table with respect to these Funds has been restated restated to reflect the current fees. See the information provided below. If the voluntary expense waivers by the Manager were not in effect, it is estimated that for the first full year, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.91%, 2.66% and 2.66%, respectively, for Class A Shares, Class B Shares and Class C Shares of Tax-Free New Jersey Fund, which would include Management Fees of 0.54% for each Class, and 1.91%, 2.66% and 2.66%, respectively, for Class A Shares, Class B Shares and Class C Shares of Tax-Free Ohio Fund, which would include Management Fees of 0.54% for each Class.

++ Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").


     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed above.

Tax-Free New Jersey Fund
             Assuming Redemption     Assuming No Redemption
                       1 year      3 years          1 year     3 years
Class A Shares          $42(1)       $53             $42       $53

Class B Shares(2)       $53          $70             $13       $40

Class C Shares          $23          $40             $13       $40


Tax-Free Ohio Fund
                  Assuming Redemption    Assuming No Redemption
                       1 year      3 years          1 year     3 years
Class A Shares          $42(1)       $53             $42       $53

Class B Shares(2)       $53          $70             $13       $40

Class C Shares          $23          $40             $13       $40


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A
Shares.  The example above does not assume conversion of Class B
Shares since it reflects figures only for one and three years.
See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus for a description of the automatic conversion feature.

        The following supplements the section of the Prospectus entitled Management of the Funds:

        The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by Tax-Free New Jersey Fund and Tax-Free Ohio Fund and to pay certain expenses of these Funds to the extent necessary to ensure that the Total Operating
Expenses of each Class of the Funds, excluding each such Class'
12b-1 fees, did not exceed 0.75%, from the commencement of the public offering of the Classes through January 21, 1998.
Beginning January 22, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Funds and to pay certain of the Funds' expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Funds do not exceed 0.25% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through July 31, 1998.